Equity Method Investments (Tables)	9 Months Ended
Sep. 30, 2024
Equity Method Investments and Joint Ventures [Abstract]
Schedule of equity method investments

	Nine months ended September 30,
(in thousands of $)	2024	2023
Share of net losses of Avenir LNG Limited (“Avenir”)	(3,523)	(3,969)
Share of net income of CoolCo	—	1,491
Share of net income of other equity method investments	754	376
(Loss)/gain on disposal (1)	(518)	823
Net losses from equity method investments	(3,287)	(1,279)

The carrying values of our equity method investments as of September 30, 2024 and December 31, 2023 are as follows:

(in thousands of $)	September 30, 2024	December 31, 2023
Avenir	32,994	35,729
Logística e Distribuição de Gás S.A. (“LOGAS”)	8,027	9,261
Egyptian Company for Gas Services S.A.E (“ECGS”)	5,634	5,237
Aqualung Carbon Capture AS (“Aqualung”)	2,083	2,244
MGAS Comercializadora de Gás Natural Ltda. (“MGAS”) (2)	—	1,511
Equity method investments	48,738	53,982
(1) In March 2023, we sold 4.5 million of our CoolCo shares at NOK 130/$12.60 per share for net consideration of $56.1 million, inclusive of $0.1 million fees. As of September 30, 2024, following the sale of our CoolCo shares, we retain one common share in CoolCo which is required by debt covenants relating to the guarantees we continue to provide CoolCo. The gain on disposal of $0.8 million is included in the unaudited consolidated statement of operations line-item “Net losses from equity method investments.”
(2) In May 2024, Macaw Energies Brasil Serviços de Gás Natural Ltda, our wholly owned subsidiary, completed the disposal of its 51% equity interest in MGAS for a consideration of $0.8 million (BRL4.25 million). This resulted in a loss on disposal of $0.5 million which is included in the unaudited consolidated statement of operations line-item “Net income/(losses) from equity method investments.”